UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2026

Datavault AI Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square, 2005 Market Street, Suite 2400, Philadelphia, PA	19103
(Address of Principal Executive Offices)	(Zip Code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DVLT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Arrangement Agreement

On August 17, 2026, Datavault AI Inc., a Delaware corporation (the “Company”), entered into an Arrangement Agreement (the “Arrangement Agreement”) with CyberCatch Holdings, Inc., a corporation existing under the laws of the Province of British Columbia (“CyberCatch”), and 1602628 B.C. Ltd., a corporation existing under the laws of the Province of British Columbia and a wholly owned subsidiary of the Company (the “Purchaser”). Pursuant to the Arrangement Agreement, the Company, through the Purchaser, has agreed, among other things, to acquire all of the issued and outstanding common shares in the capital of CyberCatch (the “CyberCatch Shares”) by way of a plan of arrangement (the “Plan of Arrangement”) under the provisions of the Business Corporations Act (British Columbia) (the “Arrangement”).

Consideration

Pursuant to the Arrangement Agreement, subject to the approval of the Arrangement by the Supreme Court of British Columbia (the “Court”), the Required Securityholder Approval (as defined below) and the other conditions to the consummation of the Arrangement set forth in the Arrangement Agreement, at the effective time of the Arrangement (the “Effective Time”): (i) each CyberCatch Share issued and outstanding immediately prior to the Effective Time will be acquired by the Purchaser for US$3.22 in cash; (ii) each outstanding option to purchase CyberCatch Shares (each, a “CyberCatch Option”), whether vested or unvested, will be cancelled in exchange for a cash payment equal to the amount, if any, by which US$3.22 exceeds the exercise price of such CyberCatch Option, less applicable withholdings; and (iii) each outstanding warrant to purchase CyberCatch Shares (each, a “CyberCatch Warrant”) will be cancelled, and holders of CyberCatch Warrants will receive no consideration in connection with the Arrangement. The consideration set forth in the immediately preceding sentence is subject to adjustment pursuant to the terms of the Arrangement Agreement to preserve the same economic effect in the event of any stock split, consolidation, stock dividend, reclassification, recapitalization, exchange of shares or similar event, or any dividend, return of capital or other distribution, and to account for any additional costs and expenses incurred by CyberCatch and its subsidiaries in connection with the Arrangement.

Bridge Loan

Pursuant to the Arrangement Agreement, within seven days following the execution thereof, the Company agreed to provide CyberCatch a secured bridge loan (the “Bridge Loan”) in the principal amount of US$500,000 to fund anticipated activities of CyberCatch between the date of the Arrangement Agreement and the Effective Time. The Bridge Loan will be secured against all of CyberCatch’s personal property, will bear interest at a rate of five percent (5%) per annum and will mature on the earliest of (i) the closing of the Arrangement, (ii) the occurrence of an event of default under the documents governing or securing the Bridge Loan or (iii) thirty (30) Business Days (as defined in the Arrangement Agreement) after the date of termination of the Arrangement Agreement in accordance with its terms.

Representations, Warranties and Covenants

Pursuant to the Arrangement Agreement, the Company, the Purchaser and CyberCatch made customary representations and warranties for transactions similar in nature to the Arrangement. All of the representations and warranties of the Company, the Purchaser and CyberCatch will expire and be terminated at the Effective Time. The Company, the Purchaser and CyberCatch also agreed to be bound by certain covenants that are customary for transactions of this type, including obligations of CyberCatch during the period from the date of the Arrangement Agreement until the earlier of the Effective Time and the termination of the Arrangement Agreement in accordance with its terms (the “Pre-Closing Period”) to conduct its business in the ordinary course consistent with past practice, refrain from taking certain specified actions without the prior written consent of the Company, in each case, subject to certain exceptions and qualifications, and comply with the non-solicitation obligations set forth therein. The covenants and agreements of the Company, the Purchaser and CyberCatch that by their terms are to be performed at or after the Effective Time shall, in each case, survive until fully performed.

Closing Conditions

The respective obligations of each party to consummate the Arrangement are subject to the satisfaction or waiver of certain customary mutual closing conditions, including: (i) the issuance of the Interim Order and Final Order (each as defined in the Arrangement Agreement) by the Court with respect to the Arrangement; (ii) the receipt of the Required Securityholder Approval (as defined in the Arrangement Agreement); (iii) the absence of any law or order prohibiting, rendering illegal, ceasing to trade, restraining or permanently enjoining the consummation of the Arrangement; (iv) the TSX Venture Exchange having accepted notice of the Arrangement; and (v) the obtainment and continued effectiveness of the Key Regulatory Approvals (as defined in the Arrangement Agreement).

The obligations of the Company and the Purchaser to consummate the Arrangement is also subject to the satisfaction or waiver of certain other closing conditions, including, among others: (i) there will not have occurred during the Pre-Closing Period any Material Adverse Effect (as defined in the Arrangement Agreement) with respect to CyberCatch; (ii) CyberCatch shareholders shall not have validly exercised and not withdrawn Dissent Rights (as defined in the Arrangement Agreement) with respect to more than five percent (5%) of the outstanding CyberCatch Shares; (iii) CyberCatch shall have obtained in writing and delivered to the Company all Required Consents (as defined in the Arrangement Agreement); and (iv) the Company, Sai Huda and any other CyberCatch employees reasonably requested by the Company shall have executed employment agreement(s) effective as of the Effective Time in form and substance mutually agreed by the Company and the applicable employee.

The obligation of CyberCatch to consummate the Arrangement is also subject to the satisfaction or waiver of certain other closing conditions, including, among other things, that the Purchaser shall have complied with its obligation to deposit the aggregate consideration for the securities to be purchased in the Arrangement with the Depositary (as defined in the Arrangement Agreement) in accordance with the Arrangement Agreement and the Depositary having confirmed receipt of such amount.

Termination

The Arrangement Agreement may be terminated under certain customary and limited circumstances at any time prior to the Effective Time, including, without limitation:

(i)	by mutual written agreement of the Company and CyberCatch;

(ii)	by either the Company or CyberCatch, if (a) the Required Securityholder Approval is not obtained at the CyberCatch Securityholder Meeting, (b) a law or order makes the consummation of the Arrangement illegal or otherwise permanently prohibits or enjoins the parties from consummating the Arrangement, or (c) the Effective Time has not occurred by February 17, 2027 (the “Outside Date”), unless the failure to close is caused by such party’s breach;

(iii)	by CyberCatch, if (a) the Company or the Purchaser breaches a representation, warranty or covenant and the breach is incapable of being cured by the Outside Date or is not cured in accordance with the applicable provisions of the Arrangement Agreement; or (b) prior to receipt of the Required Securityholder Approval, its board of directors (the “CyberCatch Board”) authorizes CyberCatch to enter into a definitive written agreement with respect to a Superior Proposal (as defined in the Arrangement Agreement), provided that CyberCatch has complied with its non-solicitation covenants under the Arrangement Agreement and pays the Termination Fee (as defined below) and any amounts outstanding under the Bridge Loan; or

(iv)	by the Company if (a) CyberCatch breaches a representation, warranty or covenant and the breach is incapable of being cured by the Outside Date or is not cured in accordance with the applicable provisions of the Arrangement Agreement; (b) prior to receipt of the Required Securityholder Approval, a Change in Recommendation (as defined in the Arrangement Agreement) occurs or CyberCatch willfully breaches, or breaches in any material respect, its non-solicitation covenants under the Arrangement Agreement; or (c) CyberCatch experiences a Material Adverse Effect.

If the Arrangement Agreement is terminated in circumstances giving rise to the Termination Fee, including a termination by the Company due to the occurrence of a Change in Recommendation or the willful or material breach by CyberCatch of its non-solicitation covenants under the Arrangement Agreement, a termination by CyberCatch for a Superior Proposal, or certain terminations for failure to obtain the Required Securityholder Approval or the occurrence of the Outside Date followed by a qualifying Acquisition Proposal (as defined in the Arrangement Agreement), CyberCatch must pay the Company a termination fee of US$4,016,250 (the “Termination Fee”). In addition, CyberCatch must reimburse the Company for its and its affiliates’ reasonable third-party expenses incurred in connection with their consideration of the Arrangement and the negotiation of the Arrangement Agreement, in an aggregate amount up to US$1,000,000, if the Arrangement Agreement is terminated for failure to obtain the Required Securityholder Approval or by the Company for uncured breach of a representation, warranty or covenant by CyberCatch.

The foregoing description of the Arrangement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Arrangement Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Arrangement Agreement provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Arrangement Agreement were made as of the execution date of the Arrangement Agreement only and are qualified by information in confidential disclosure letter delivered by CyberCatch to the Company in connection with the signing of the Arrangement Agreement. This disclosure letter contains information that modifies, qualifies and/or creates exceptions to the representations and warranties set forth in the Arrangement Agreement. Moreover, certain representations and warranties in the Arrangement Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the Arrangement Agreement as characterizations of the actual statements of fact about the parties.

Voting and Support Agreements

In connection with entry into the Arrangement Agreement, the Company, the Purchaser and each of the Supporting Shareholders (as defined in the Arrangement Agreement) entered into voting and support agreements (each, a “Voting and Support Agreement”). The Supporting Shareholders include certain of CyberCatch’s directors and officers who hold CyberCatch Shares, CyberCatch Warrants or CyberCatch Options holding, in the aggregate, approximately 20% of the outstanding CyberCatch Shares. Pursuant to the Voting and Support Agreements, each Supporting Shareholder has agreed, among other things, to vote, or cause to be voted, all securities held by such Supporting Shareholder in favor of the Arrangement. Each Voting and Support Agreement may be terminated upon the termination of the Arrangement Agreement, except if the Arrangement Agreement is terminated by CyberCatch in order to accept a Superior Proposal.

The foregoing description of the Voting and Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting and Support Agreements, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, without limitation, statements regarding the Arrangement and the closing thereof, the anticipated advance of the Bridge Loan, the Company’s or CyberCatch’s future results of operations and financial position, the Company’s and CyberCatch’s business strategy, prospective costs, timing and likelihood of success, plans and objectives of management for future operations, future results of current and anticipated operations of the Company and CyberCatch, the anticipated benefits of the Arrangement, and the expected operation of CyberCatch as a subsidiary of the Company after the transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “potential,” or “continue,” or the negative of these terms or other comparable terminology. The absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain.

Actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties, including, without limitation: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; the risk that the Bridge Loan may not be advanced in the anticipated timeframe, or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive Arrangement Agreement; the inability to complete the transactions contemplated by the Arrangement Agreement, including due to failure to obtain the Required Securityholder Approval or to satisfy the other conditions to closing in the Arrangement Agreement; the risk that the transaction disrupts current plans and operations of the Company or CyberCatch as a result of the announcement and consummation of the transaction; the ability to realize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of the Company and CyberCatch to integrate their operations, grow and manage growth economically, and hire and retain key employees; costs related to the transaction; changes in applicable laws or regulations; the possibility that CyberCatch or the Company may be adversely affected by other economic, business, and/or competitive factors; changes in market demand for the Company’s services and products; changes in economic, market, or regulatory conditions; risks related to evolving regulatory frameworks applicable to tokenized assets; risks associated with technological development and integration; and other risks and uncertainties as more fully described in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2025, and other filings the Company makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov.

Readers are cautioned not to place undue reliance on these and other forward-looking statements contained herein. The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made. The Company undertakes no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect new information or the occurrence of unanticipated events, except as required by law. The Company’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments it may make.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1*	Arrangement Agreement, dated as of August 17, 2026, by and among Datavault AI Inc., CyberCatch Holdings, Inc. and 1602628 B.C. Ltd.
10.1*	Form of Voting and Support Agreement, dated as of August 17, 2026, by and among the Company, the Purchaser and each of the Supporting Shareholders.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

* Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will provide a copy of such omitted materials to the Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2026	DATAVAULT AI INC.

	By:	/s/ Nathaniel Bradley
		Name:	Nathaniel Bradley
		Title:	Chief Executive Officer